Exhibit 10.60

Second Amendment Letter

November 12, 2012

Via fax (at 86-21-3418-5100)

To:First Honest Enterprises Limited
c/o SMS Marketing Service (Asia) Co., Ltd.
New Caohejing International Business Centre
4th Floor, Building B
391 Guiping Road
Shanghai, People’s Republic of China 200233

Attention:  Legal Counsel

Via fax (at 86-21-3418-5028 - 31157)

To:Perfect Legend Development Limited
New Caohejing International Business Centre
Room #502, Building B
391 Guiping Road
Shanghai, People’s Republic of China 200233

Attention:  Legal Counsel

Via fax (at 86-21-3418-5100)

Cc:SMS Marketing Service (Asia) Co., Ltd.
New Caohejing International Business Centre
4th Floor, Building B
391 Guiping Road
Shanghai, People’s Republic of China 200233

Attention:  Chief Financial Officer

Via fax (at 1-817-415-6593) Cc:RadioShack Corporation 300 RadioShack Circle, Mail Stop CF4-101 Fort Worth, Texas USA 76102 Attention: General Counsel

Re:
Joint Venture Agreement, dated June 6, 2012 (as amended by an Amendment Letter dated August 31, 2012) by and between RadioShack Global Sourcing (Hong Kong) Ltd., First Honest Enterprises Limited and Perfect Legend Development Limited (the “Joint Venture Agreement”)

Ladies and Gentlemen,

This Second Amendment Letter is a variation of the Joint Venture Agreement, prepared in writing in accordance with clause 24.1 thereof.  Capitalized terms used herein shall have the same meanings as given to them in the Joint Venture Agreement.

The parties to the Joint Venture Agreement agree as follows:

1.	The reference to “October 15, 2012” in clause 3.2 of the Joint Venture Agreement is hereby amended to refer instead to “January 31, 2013”.

2.
With reference to clause 4.2 of the Joint Venture Agreement, each of RSH and Cybermart shall use all reasonable endeavors to cause the Conditions applicable to such party to be satisfied as soon as practicable and in any event no later than 6:00 p.m., Hong Kong time, on January 30, 2013, or where a later date has been agreed in writing by RSH and Cybermart, on that date.

3.	The reference to “November 15, 2012” in clause 4.5 of the Joint Venture Agreement is hereby amended to refer instead to “February 28, 2013”.

4.
The foregoing paragraphs 1 to 3 contain the only amendments or variations to the Joint Venture Agreement that are implemented by this Second Amendment Letter.  All other provisions of the Joint Venture Agreement shall remain in full force and effect, without any amendment or variation.

5.	This Second Amendment Letter may be executed in any number of counterparts, each of which is an original and which together have the same effect as if each party had signed the same document.

6.	This Second Amendment Letter is governed by and construed in accordance with the law of Hong Kong.

Please signify your acceptance and agreement to the foregoing by affixing the signatures of your respective authorized representatives in the spaces provided below.

Very truly yours,

RadioShack Global Sourcing (Hong Kong) Ltd.

By: /s/Robert C. Donohoo
Name: Robert C. Donohoo
Title: Vice President, General Counsel and
Corporate Secretary

Accepted and agreed by:

For and on behalf of
First Honest Enterprises Limited

Signed by: /s/Jui Lim Chang
Name: Jui Lim Chang
Title: Director
Date: November 14, 2012

For and on behalf of
Perfect Legend Development Limited

Signed by: /s/Jui Lim Chang
Name: Jui Lim Chang
Title: Director
Date: November 14, 2012